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                                                                    Exhibit 99.3

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM. THE PRINCIPAL AMOUNT REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 3(A)(4) HEREOF. A PROSPECTIVE ACQUIROR HEREOF IS ADVISED TO CONTACT THE ISSUER HEREOF AS TO THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT HEREOF.

                                SIPEX CORPORATION

                     5.75% CONVERTIBLE SECURED NOTE DUE 2007

No. 2002-1                                                     U.S. $12,000,000

         1. SECURITY.

         This Security is a duly authorized 5.75% Convertible Secured Note due 2007 of Sipex Corporation, a Massachusetts corporation (the "Company"). Capitalized terms used and not otherwise defined herein, shall have the respective meanings given to those terms in Section 10 hereof.

         2. PRINCIPAL AND INTEREST.

               (a) The Company for value received, hereby promises to pay to the order of S&F Financial Holdings Inc., or its registered assigns, the principal sum of U.S. $12,000,000 on September 27, 2007 (the "Final Maturity Date") and to pay interest thereon at the rate equal to 5.75% per annum (the "Interest Rate") from September 27, 2002 (the "Issuance Date"), until repayment in full at the Final Maturity Date, conversion or repurchase. Interest is payable in cash in accordance with Section 2(b) hereof. Except as specifically set forth in this Security, the Company does not have any right, option, or obligation to pay any portion of the principal at any time prior to the Final Maturity Date.

               (b) Interest on this Security shall be computed on the basis of a 365-day year and actual days elapsed and shall be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year (each an "Interest Payment Date"), commencing December 31, 2002, with interest payable in U.S. dollars to the Holder in whose name this Security (or one or more predecessor Securities) was registered at the
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close of business on the Business Day immediately preceding such Interest
Payment Date (each a "Regular Record Date").

               (c) The Holder of this Security as of the close of business on a Regular Record Date shall be entitled to receive and shall receive, as the registered Holder as of such Regular Record Date, interest on this Security on the corresponding Interest Payment Date. Payment of the principal of (and premium, if any, on) this Security shall be made upon the surrender of this Security to the Company, at the office designated by the Company for delivery of notices pursuant to Section 11(a) hereof (the "Designated Office"), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

               (d) Payment of principal (and premium, if any), interest and all other amounts payable with respect to this Security shall be made by wire transfer of immediately available funds to the Holder entitled thereto in accordance with the wire transfer instructions provided by the Holder to the Company at least three Business Days prior to the Interest Payment Date or, if no such instructions have been so provided, by U.S. dollar check mailed to the address of the Holder entitled thereto as such address shall appear in the Note Register.

         3. CONVERSION.

         This Note shall be convertible into shares of the Common Stock on the terms and conditions set forth in this Section 3.

               (a) (1) Subject to the provisions of Section 4(a)(1), the Holder of this Security may convert the principal amount of this Security (or any portion hereof equal to $1,125,000 or any integral multiple of $1,125,000 in excess thereof (or such lesser remaining amount after all possible conversions in denominations of $1,125,000)) into Common Stock at any time following the date that is one year after the Issuance Date, but prior to the close of business on the Final Maturity Date, at the Conversion Price then in effect. The Company may convert the principal amount of this Security by a Mandatory Conversion pursuant to the provisions of Section 5. Upon conversion of this Security, the Holder of this Security shall also be entitled, on the Share Delivery Date (as defined below), to receive with respect to this Security (or such portion hereof so converted) accrued and unpaid interest to, but excluding the Conversion Date or Mandatory Conversion Date; provided, however, that if the Conversion Date or Mandatory Conversion Date is an Interest Payment Date, installments of interest on this Security shall be payable to the Holder of this Security.

         The number of shares of Common Stock issuable upon conversion of this Security shall be determined by dividing the principal amount of this Security or portion hereof surrendered for conversion by the Conversion Price in effect on the Conversion Date or Mandatory Conversion Date. The initial conversion price is $7.50 per share and is subject to adjustment as provided in this
Section 3 (as such price may be adjusted, the "Conversion Price"). To convert this Security on any date (a "Conversion Date"), the Holder hereof shall: (x) send by facsimile (or otherwise deliver) prior to 5:00 p.m., San

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Francisco time, on such date a copy of the fully executed conversion notice in the form attached as Exhibit A hereto (the "Conversion Notice") to the Company,
(y) if required by Section 3(a)(4), surrender this Security to a common carrier for delivery to the Company as soon as practicable on or following such date (or an indemnification undertaking with respect to this Security in the case of its loss, theft or destruction) and (z) pay any transfer taxes or other applicable taxes or duties, if any, required in connection with the issuance of shares of Common Stock in the name of someone other than the Holder. Upon receipt by the Company of a facsimile copy of a Conversion Notice from the Holder, the Company shall as soon as practicable, but in any event on or before the second Business Day following the date of receipt of the Conversion Notice, send, via facsimile, a confirmation to the Holder and the transfer agent for the Common Stock stating that the Conversion Notice has been received, the date upon which the Company expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Company regarding the conversion. The Company shall not be obligated to issue shares of Common Stock upon a conversion unless the Holder complies with the foregoing requirements set forth in this paragraph.

         On or prior to the third Business Day after any Conversion Date or Mandatory Conversion Date (the "Share Delivery Date"), the Company shall issue and deliver to the Holder or its nominee (x) that number of shares of Common Stock issuable upon conversion of the portion of this Security being converted,
(y) if required pursuant to Section 3(a)(4), a new Security in the form hereof representing the balance of the principal amount hereof not being converted, if any, and (z) if applicable, cash in lieu of any fractional shares pursuant to
Section 3(a)(5). If the Company's transfer agent is participating in DTC's Fast Automated Securities Transfer program, and so long as the certificate for the Common Stock to be issued upon conversion of this Security is not required to bear a legend and the Holder is not then required to return such certificate for the placement of a legend thereon and the Holder has provided the Company with the information required by DTC relating to the DTC account of the Holder or such Holder's nominee, the Company shall cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of the Holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system. If the aforementioned conditions for a DTC Transfer are not satisfied, the Company shall deliver to the Holder physical certificates representing the Common Stock issuable upon conversion. Further, even if the aforementioned conditions to a DTC Transfer are satisfied, the Holder may instruct the Company in writing to deliver to the Holder physical certificates representing the Common Stock issuable upon conversion in lieu of delivering such shares by way of DTC Transfer.

                  (2) The Holder, as such, is not entitled to any rights of a holder of Common Stock until the Holder has converted this Security into Common Stock, and only to the extent this Security is deemed to have been converted into Common Stock pursuant to this Section 3.

                  (3) This Security shall be deemed to have been converted immediately prior to the close of business on the Conversion Date or Mandatory

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Conversion Date, and at such time the rights of the Holder of this Security as the Holder hereof shall cease with respect to the portion of this Security converted on such Conversion Date or Mandatory Conversion Date, and the Person or Persons entitled to receive the shares of Common Stock issuable upon conversion shall be deemed to be a stockholder of record on the Conversion Date or Mandatory Conversion Date; provided, however, that no surrender of this Security on any date that is not a Business Day shall be effective to constitute the person or persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the opening of business on the next succeeding Business Day.

                  (4) Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Security in accordance with the terms hereof, the Holder shall not be required to physically surrender this Security to the Company unless (A) the entire outstanding principal amount of this Security is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting physical surrender and reissue of this Security. The Company shall maintain records showing the principal and interest converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder, so as not to require physical surrender of this Security upon conversion. If this Security is physically surrendered for conversion as required by this Section 3(a)(4) and the outstanding principal amount of this Security is greater than the principal amount of the portion of this Security being converted, then the Company shall as soon as practicable and in no event later than three Business Days after receipt of this Security and at its own expense, issue and deliver to the Holder a new Security (in accordance with Section 11(a)) representing the outstanding principal amount not converted.

                  (5) The Company will not issue fractional shares of Common Stock upon conversion of this Security. In lieu thereof, the Company will pay an amount in cash for the current market value of the fractional shares. The current market value of a fractional share shall be determined (calculated to the nearest 1/1000th of a share) by multiplying the Closing Price of the Common Stock on the Trading Day immediately prior to the Conversion Date or Mandatory Conversion Date by such fractional share and rounding the product to the nearest whole cent.

                  (6) The Company shall, if the Holder so elects, deliver the Common Stock issuable upon conversion of this Security to any third party designated by the Holder, subject to compliance with Sections 3(e) and 11(b) hereof.

              (b) The Conversion Price will be subject to adjustments from time to time as follows:

                  (1) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common

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Stock, the Conversion Price in effect on the day following the Record Date shall be reduced by multiplying such Conversion Price by a fraction:

                       (A) the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the Record Date fixed for the determination of the holders entitled to such dividend or distribution; and (B) the denominator of which shall be the sum of such number of shares referred to in (A) above and the total number of shares constituting such dividend or other distribution.

         Such reduction in the Conversion Price shall become effective immediately after the opening of business on the day following the Record Date.

                       (2) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as applicable, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                       (3) The Company may make such reductions in the Conversion Price, in addition to those required by Sections 3(b)(1) or (2) as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes or otherwise.

                       (4) To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days and the reduction is irrevocable during the period and the Board of Directors determines in good faith that such reduction would be in the best interests of the Holder, which determination shall be conclusive and set forth in a Board Resolution. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to the Holder of this Security, at the Holder's address as it appears in the Note Register, a notice of the reduction at least 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect. In the event that the Company elects to temporarily reduce the Conversion Price pursuant to this Section 3(b)(4), the Conversion Price shall be adjusted upon the expiration of such temporary reduction to the Conversion Price that otherwise would then be in effect if such temporary reduction had not occurred, and the Conversion Price shall at no time be

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greater than the Conversion Price that otherwise would be in effect if such temporary reduction had not occurred.

                       (5) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 3(b)(5) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 3 shall be made by the Company in good faith and shall be made to the nearest cent or to the nearest one hundredth of a share, as applicable. No adjustment need be made for a change in the par value or no par value of the Common Stock.

                       (6) Whenever the Conversion Price is adjusted as provided in Section 3(b), the Company shall compute the adjusted Conversion Price in accordance with Section 3(b) and shall prepare a certificate signed by an executive officer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and shall mail such certificate to the Holder of this Security at its last address in the Note Register within 5 Business Days of the effective date of such adjustment. Neither the failure to deliver such notice nor the existence of any defect therein shall affect the legality or validity of any such adjustment.

                       (7) For purposes hereof, "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

               (c) In case at any time after the date hereof:

                       (1) the Company shall declare a dividend (or any other distribution) on its Common Stock that would result in an adjustment to the Conversion Price pursuant to this Section 3;

                       (2) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of Capital Stock of any class (or of securities convertible into shares of Capital Stock of any class) or of any other rights;

                       (3) there shall occur any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, a change in par value, a change from par value to no par value or a change from no par value to par value), or any merger, consolidation, statutory share exchange or combination to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale, transfer or conveyance of all or substantially all of the assets of the Company; or

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                       (4) there shall occur the voluntary or involuntary
dissolution, liquidation or winding up of the Company;

the Company shall cause to be provided to the Holder of this Security in accordance with Section 11(a), at least 20 days (or 10 days in any case specified in clause (1) or (2) above) prior to the applicable record or effective date hereinafter specified, a written notice (which notice shall not include any material non-public information) stating:

                            (A) the date on which a record is to be taken for
the purpose of such dividend, distribution, grant of rights or warrants, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined; or

                            (B) the date on which such reclassification, merger,
consolidation, statutory share exchange, combination, sale, transfer, conveyance, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, merger, consolidation, statutory share exchange, sale, transfer, dissolution, liquidation or winding up.

         Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings or actions described in clauses (1) through (4) of this Section 3(c).

               (d) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of this Security, the full number of shares of Common Stock then issuable upon the conversion of this Security. The Company covenants that all shares of Common Stock that may be issued upon conversion of this Security will upon issue be validly issued, fully paid and nonassessable.

               (e) Except as provided in the next sentence, the Company will pay any and all taxes (other than taxes on income) and duties that may be payable in respect of the issue or delivery of Common Stock upon conversion of this Security. The Company shall not, however, be required to pay any tax or duty that may be payable in respect of any transfer involved in the issue and delivery of Common Stock in a name other than that of the Holder of this Security, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the reasonable satisfaction of the Company that such tax or duty has been paid.

               (f) If any of following events occur:

                       (1) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), as a result of which holders of Common Stock shall be entitled to receive Capital Stock, securities

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or other property or assets (including cash) with respect to or in exchange for such Common Stock;

                       (2) any merger, consolidation, statutory share exchange or combination of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock; or


                       (3) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing entity, as applicable, shall execute with the Holder of this Security a supplemental agreement providing that this Security shall be convertible into the kind and amount of shares of capital stock and other securities or property or assets (including cash) that such Holder would have been entitled to receive upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance had this Security been converted into Common Stock immediately prior to such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance assuming the Holder, as a holder of Common Stock, did not exercise its rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance is not the same for each of the shares of Common Stock in respect of which such rights of election shall not have been exercised ("Non-Electing Share"), then for the purposes of this Section 3(f) the kind and amount of securities, cash or other property receivable upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance for each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). Such supplemental agreement shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. If, in the case of any such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of Common Stock includes shares of stock or other securities and assets of a person other than the successor, purchasing or transferee entity, as applicable, in such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, then such supplemental agreement shall also be executed by such other person and shall contain such additional provisions to protect the interests of the Holder as the Board of Directors shall reasonably consider necessary by reason of the foregoing.

         The above provisions of this Section 3(f) shall apply to successive or a series of related reclassifications, changes, mergers, consolidations, statutory share exchanges, combinations, sales and conveyances. If this Section 3(f) applies to any event or occurrence, then the other provisions of Section 3(b) shall not apply to the issuance of securities pursuant to such event or occurrence, provided that such other provisions shall continue to apply to all other issuances.

               (g) The Company (i) will effect all registrations with, and obtain all approvals by, all governmental authorities that may be necessary under any United States federal or state law (including the Securities Act, the Exchange Act and state securities and Blue Sky laws) for the Common Stock issuable upon conversion of this Security to be lawfully issued and delivered as provided herein, and thereafter publicly traded (if permissible under the Securities Act) and qualified or listed as contemplated by clause (ii) (it being understood that the Company shall not be required to register the Common Stock issuable on conversion hereof under the Securities Act except pursuant to the registration rights contained in Section 4 of the Purchase Agreement); and (ii) will list the Common Stock required to be issued and delivered upon conversion of this Security, within 30 calendar days after the first anniversary of the Issuance Date, on each national securities exchange on which outstanding Common Stock is listed or quoted at such time of such delivery, or if the Common Stock is not then listed on any national securities exchange, to qualify the Common Stock for quotation on the Nasdaq Stock Market or such other inter-dealer quotation system, if any, on which the Common Stock is then quoted.

         4. CONVERSION OR REDEMPTION AT THE OPTION OF THE HOLDER UPON A CHANGE OF CONTROL.

               (a) Conversion and redemption rights.

                       (1) Notwithstanding the one year limitation from conversion period set forth in Section 3(a)(1), in the event that a Change of Control shall occur at any time within one year of the Issuance Date, the Holder of this Security shall have the right, at the Holder's option, but subject to the provisions of Sections 4(b) and 4(c), to convert the principal amount of this Security (or any portion hereof equal to $1,125,000 or any integral multiple of $1,125,000 in excess thereof (or such lesser remaining amount after all possible conversions in denominations of $1,125,000)) into Common Stock at the Conversion Price then in effect, on the terms and conditions of Section 3.

                       (2) In the event that a Change of Control shall occur at any time that this Security is outstanding where (i) the consideration issued to holders of the Common Stock in such Change of Control transaction is not either cash or publicly-traded securities or (ii) the Closing Price of the Common Stock is less than the Conversion Price on any of the 10 Trading Days preceding the consummation of the Change of Control, the Holder of this Security shall have the right (such right, together with the conversion rights described above under Section 4(a)(1), the "Change of Control Right"), at the Holder's option, but subject to the provisions of Sections 4(b) and 4(c), to elect to require that the Company redeem and repay the entire outstanding principal amount of this Security, together with all accrued and unpaid interest thereon to, but excluding the day on which the Change of Control is consummated.

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               (b) No sooner than 15 days nor later than 10 days prior to the expected date of consummation of a Change of Control, but in no event prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile and overnight courier to the Holder (a "Change of Control Notice"). The Change of Control Notice shall include a form of Conversion Notice and, if Section 4(a)(2) applies to such Change of Control, a Notice of Election to Require Redemption, to be completed by the Holder and delivered to the Company pursuant to this Section 4(c), and shall state the following:

                       (1) that it is a Change of Control Notice pursuant to this Section 4;

                       (2) the events causing the Change of Control and the expected date of such Change of Control; and

                       (3) the procedures with which such Holder must comply to exercise its right to have this Security converted or repurchased pursuant to
Section 4(a), including the date by which the completed Conversion Notice or Notice of Election to Require Redemption and this Security must be delivered to the Company in order to have it converted or redeemed by the Company pursuant to
Section 4(a), the address for delivery, the Conversion Price then in effect and any adjustments thereto, the amount of accrued and unpaid interest thereon as of the date of the Change of Control Notice and as of the expected date of the date of consummation of such Change of Control, and that this Security as to which a Conversion Notice has been given may be converted.

         No failure by the Company to give the foregoing Change of Control Notice shall limit the Holder's right to exercise its rights pursuant to Section 4(a).

               (c) To exercise a Change of Control Right pursuant to Section 4(a), a Holder must deliver to the Company, at its Designated Office on or prior to the close of business on the Business Day prior to the date on which the Change of Control is consummated, the following:

                       (1) a completed Conversion Notice, the form of which is contained in Exhibit A hereto, or a completed Notice of Election to Require Redemption, the form of which is contained in Exhibit B hereto; and

                       (2) this Security, with, if the Company so requires, due endorsement by, or a written instrument of transfer, in form satisfactory to the Company duly executed by, the Holder or such Holder's attorney duly authorized in writing.

         5. MANDATORY CONVERSION.

               (a) The Company shall have the right pursuant to this Section 5 to require the conversion of this Security in installments of $3,000,000 (each, a "Mandatory Conversion"), which right shall be exercisable by delivery of a Mandatory Conversion Notice in accordance with the procedures set forth in
Section 5(b), if at any time and from time to time the Closing Price of Common Stock is greater than one hundred fifty percent (150%) of the initial Conversion Price (as adjusted pursuant to Section 3 only) for any twenty (20) Trading Days during a period of thirty (30) consecutive Trading Days beginning on or after the one-year anniversary of the Issuance Date and ending not more than ten (10) Trading Days prior to the date of delivery of the applicable Mandatory Conversion Notice; provided, however, that the Company shall not have any right to require a Mandatory Conversion hereunder if the Registration Statement (as defined in the Purchase Agreement) is, as of the Mandatory Conversion Date (as defined below) (i) not effective, current and available for offers and sales by the Holder thereunder, or (ii) subject to any Suspension (as defined in the Purchase Agreement).

               (b) The Corporation shall effect each Mandatory Conversion under
Section 5(a) by delivering an irrevocable written notice thereof, in the form attached as Exhibit C (the "Mandatory Conversion Notice"), on a Trading Day (the "Mandatory Conversion Notice Date") that is no less than five (5) Trading Days or more than ten (10) Trading Days prior to the date on which such Mandatory Conversion is to become effective (the "Mandatory Conversion Date") to Holder. The Mandatory Conversion Date shall be specified in the Mandatory Conversion Notice. Stock certificates evidencing the Common Stock issued upon the Mandatory Conversion shall be delivered in accordance with Section 3 to the Holder. The Company shall not deliver more than one (1) Mandatory Conversion Notice in any 90-day period.

         6. COVENANTS OF THE COMPANY.

               (a) The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, premium (if any), interest, on this Security, at the respective times and in the manner provided for herein.

               (b) Unless otherwise permitted herein, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and the rights (charter and statutory) of the Company; provided, however, that the Company shall not be required to preserve any such right if (a) the Company shall determine in good faith that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the Holder or (b) the Company or such Significant Subsidiary shall no longer continue to have such right as a result of a good faith, arms-length transaction with a Person that is not an Affiliate of the Company.

         7. EVENTS OF DEFAULT.

               (a) "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                       (1) the Company defaults in the payment of the principal or premium, if any (a "Defaulted Payment"), on this Security when the same becomes due and payable at the Final Maturity Date, or upon declaration, by the Company or otherwise;

                       (2) the Company defaults in the payment of an installment of interest or on this Security when the same becomes due and payable and such default continues for a period of 30 days;

                       (3) (i) the failure of the Registration Statement to be declared effective by the SEC on or prior to the Effectiveness Target Date (as defined in the Purchase Agreement), or (ii) while the Registration Statement is required to be maintained effective pursuant to the terms of the Purchase Agreement, the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to any holder of Conversion Shares for sale of all of such holder's Conversion Shares (as defined in the Purchase Agreement) except, in either case, for any such lapse or unavailability for not more than 5 consecutive Business Days no more than twice per year (a "Lapse Period") or as otherwise permitted in accordance with the terms of the Purchase Agreement; provided, however, that notwithstanding the foregoing, a Lapse Period shall be an Event of Default unless the Company shall have provided Purchaser with written notice immediately upon the commencement of such Lapse Period.

                       (4) the Common Stock is suspended by the Commission or the Nasdaq National Market from trading on the Nasdaq National Market, or suspension is threatened by the Commission or the Nasdaq National Market either
(A) in writing by the Commission or the Nasdaq National Market or (B) by the Company falling below the minimum listing maintenance requirements of the Nasdaq National Market;

                       (5) the Company fails, in any material respect, to perform or observe any term, covenant or agreement contained in this Security, the Purchase Agreement or the Deed of Trust and, in any case, the default continues for a period of 30 days after written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Holder or in the event of a material breach of any representations or warranties of the Company in this Security, the Purchase Agreement and the Deed of Trust;

                       (6) the Company or any Subsidiary of the Company (A) fails to make any payment at maturity, including any grace period, in respect of any obligation for borrowed money evidenced by an Instrument in an outstanding principal amount in excess of $2,000,000 and such failure continues without such Indebtedness having been discharged within 30 days or (B) defaults with respect to any Instrument, which default permits or results in the acceleration of Indebtedness represented by such Instrument in an amount in excess of $2,000,000 without such acceleration having been cured, waived, rescinded or annulled within 30 days;

                       (7) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Subsidiary of the Company in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Subsidiary of the Company bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary of the Company, under any applicable U.S. federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary of the Company or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

                       (8) the commencement by the Company or any Subsidiary of the Company of a voluntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Subsidiary of the Company, to the entry of a decree or order for relief in respect of the Company or any Subsidiary of the Company in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Subsidiary of the Company, or the filing by the Company or any Subsidiary of the Company of a petition or answer or consent seeking reorganization or relief under any applicable U.S. federal or state law, or the consent by the Company or any Subsidiary of the Company to the filing of such petition or to the appointment of or the taking of possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary of the Company, or the making by the Company or any Subsidiary of the Company of an assignment for the benefit of creditors, or the admission by the Company or any Subsidiary of the Company in writing of its inability to pay the Company's or any Subsidiary of the Company's debts generally as they become due, or the taking of corporate action by the Company or any Subsidiary of the Company expressly in furtherance of any such action.

         A default under clause (5) or (6) above is not an Event of Default until the Holder notifies the Company of the default and, if applicable, the Company does not cure such default (and such default is not waived) within the time specified in clause (5) or (6) above after actual receipt of such notice. Any such notice must specify the default, if applicable demand that it be remedied, and state that such notice is a "Notice of Default".

               (b) If an Event of Default (other than an Event of Default specified in Sections 7(a)(7) or 7(a)(8) hereof with respect to the Company) occurs and is continuing, the Holder, by written notice to the Company, may declare due and payable the principal and premium, if any, of this Security, plus any accrued and unpaid interest to the date of payment. Upon a declaration of acceleration, such principal and premium, if any, and accrued and unpaid interest to the date of payment shall be immediately due and payable.

         On the occurrence and during the continuance of any Event of Default, in addition to and without limitation of the other rights of the Holder hereunder, interest shall immediately and automatically accrue on all unpaid amounts hereunder at an increased rate of 9.75% per annum from the date of the Event of Default until such Event of Default is cured by the Company.

         If an Event of Default specified in Section 7(a)(7) and 7(a)(8) occurs with respect to the Company, the principal and premium, if any, and accrued and unpaid interest on this Security shall become and be immediately due and payable, without any declaration or other act on the part of the Holder.

               (c) If an Event of Default with respect to this Security occurs and is continuing, the Holder may pursue any available remedy by proceeding at law or in equity (including a decree of specific performance and/or other injunctive relief) to collect the Defaulted Payment or interest or any other amount due and payable on this Security or to enforce the performance of any provision of this Security.

               (d) Notwithstanding any other provision in this Security, the Holder of this Security shall have the right, which is absolute and unconditional, to receive payment of the principal, premium, if any, interest in respect of this Security, on or after the respective due dates, to convert this Security in accordance with Section 3 or to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, and such rights shall not be impaired or affected adversely without the consent of the Holder. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof).

               (e) If the Holder of this Security has instituted any proceeding to enforce any right or remedy under this Security and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Holder, then and in every such case, subject to any determination in such proceeding, the Company and the Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Holder shall continue as though no such proceeding had been instituted.

               (f) Except as otherwise provided herein, no right or remedy conferred in this Security upon the Holder is intended to be exclusive of any other right or remedy available to the Holder under this Security, the Warrant, the Purchase Agreement, and the Deed of Trust and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

               (g) The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim to take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Security; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Holder hereof, but will suffer and permit the execution of every such power as though no such law had been enacted.

         8. CONSOLIDATION, MERGER, ETC.

               (a) The Company shall not consolidate with or merge into any other Person or, directly or indirectly, convey, transfer, sell or lease its properties and assets as, or substantially as, an entirety to any Person unless:

                       (1) in the event that the Company shall consolidate with or merge into another Person or convey, transfer, sell or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or sale, or which leases, all or substantially all of the properties and assets of the Company shall be a corporation, partnership, limited liability company or other business entity organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia, which shall, prior to or upon the consummation of such transaction, expressly assume, if other than the Company, by an agreement supplemental hereto, executed and delivered to the Holder of this Security in form reasonably satisfactory to the Holder, the due and punctual payment of the principal of and any interest on this Security and the performance or observance of every covenant of this Security on the part of the Company to be performed or observed, including without limitation the conversion rights provided herein; and

                       (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing.

               (b) Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer, sale or lease of all or substantially all of the properties and assets of the Company in accordance with Section 8(a), the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer, sale or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Security with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Security.

         9. SECURITY INTEREST. The Company covenants and agrees that this Security is secured by the Deed of Trust.

         10. DEFINITIONS. Unless otherwise defined in this Security, the following capitalized terms shall have the following respective meanings when used herein:

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Board of Directors" means the board of directors of the Company or any authorized committee of the board of directors.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which the banking institutions in the State of New York are authorized or obligated by law or executive order to close or be closed.

         "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interest in (however designated) equity of such Person, but excluding any debt securities convertible into such equity.

         A "Change of Control" shall be deemed to have occurred if any of the following occurs after the date hereof:

                       (1) the consolidation, merger or other business combination (including, without limitation, a reorganization or recapitalization) of the Company with or into another Person (other than (A) a consolidation, merger or other business combination (including, without limitation, reorganization or recapitalization) in which holders of the Company's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company);

                       (2) the sale or transfer of all or substantially all of the Company's assets; or

                       (3) the consummation of a purchase, tender or exchange offer made to and accepted by the holders of more than the 50% of the outstanding shares of Common Stock (other than a purchase or tender or exchange offer made by the Company or any of its subsidiaries that does not result in the transaction constituting a "Rule 13e-3 transaction" for purposes of Rule 13e-3 under the Exchange Act).

         "Closing Date" means the date of the closing of the purchase and sale of this Security and the Warrant pursuant to the Purchase Agreement.

         "Closing Price" means, as of any date, the last reported sales price per share of Common Stock on such date or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices in either case on the Nasdaq National Market (the "NNM") or, if the Common Stock is not listed or admitted to trading on the NNM, on the principal national securities exchange on which the Common

Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on the NNM or any national securities exchange, the last reported sales price of the Common Stock as quoted on NASDAQ or, in case no reported sales take place, the average of the closing bid and asked prices as quoted on NASDAQ or any comparable system or, if the Common Stock is not quoted on NASDAQ or any comparable system, the closing sales price or, in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If the Closing Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder, provided that any dispute as to such Closing Price shall be determined by the Company and the Holder in accordance with Section 11(d).

         "Commission" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities and Exchange Act of 1934, as amended, or the Securities Act, whichever is the relevant statute for the particular purpose.

         "Common Stock" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company.

         "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Common Stock) or other securities convertible into or exchangeable for Common Stock.

         "Deed of Trust" means the Deed of Trust dated as of September 27, 2002 entered into between the Company and the initial holder of this Security.

         "Defaulted Payment" has the meaning set forth in Section 7(a)(1) hereof.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

         "fair market value" shall, except as otherwise specifically defined elsewhere, mean, if there is a current market for the asset, debt or transaction in question, the amount that a willing buyer would pay a willing seller in an arm's length transaction or, in the absence of a current market for such asset, debt or transaction, the amount determined in good faith by the Board of Directors that represents its determination of the fair market value of the asset.

         "Final Maturity Date" has the meaning set forth in Section 2(a) hereof.

         "Holder" means the person in whose name this Security is registered on the Note Register.

         "Indebtedness" means, with respect to any Person, at any date of determination (without duplication):

               (a) all obligations and other liabilities (contingent or otherwise) of such Person for borrowed money (including obligations of the Company in respect of overdrafts, foreign exchange contracts, currency exchange agreements, interest rate protection agreements, and any loans or advances from banks, whether or not evidenced by notes or similar instruments) or evidenced by bonds, debentures, notes or similar instruments (whether or not the recourse of the lender is to the whole of the assets of such Person or to only a portion thereof),

               (b) all reimbursement obligations and other liabilities (contingent or otherwise) of such Person with respect to letters of credit, bank guarantees or bankers' acceptances,

               (c) all obligations and liabilities (contingent or otherwise) in respect of leases of such Person required, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of such Person,

               (d) all obligations of such Person (contingent or otherwise) with respect to an interest rate swap, cap or collar agreement or other similar instrument or agreement,

               (e) all direct or indirect guaranties or similar agreements by such Person in respect of, and obligations or liabilities (contingent or otherwise) of such Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of, indebtedness, obligations or liabilities of another Person of the kind described in clauses (a) through (d),

               (f) any indebtedness or other obligations described in clauses
(a) through (e) secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by such Person, regardless of whether the indebtedness or other obligation secured thereby shall have been assumed by such Person and

               (g) any and all deferrals, renewals, extensions and refunding of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kind described in clauses (a) through (f).

         "Instrument" means any bond, debenture, note or similar instrument.

         "Mandatory Conversion" has the meaning set forth in Section 5(a) hereof.

         "Mandatory Conversion Date" has the meaning set forth in Section 5(b) hereof.

         "Mandatory Conversion Notice" has the meaning set forth in Section 5(b) hereof.

         "Note Register" means the register or other ledger maintained by the Company that records the record owners of this Security.

         "Person" or "person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

         "Purchase Agreement" means the Securities Purchase Agreement entered into between the Company and the initial holder of this Security relating to the sale and purchase of this Security and the Warrant.

         "Security" means the 5.75% Convertible Secured Note of the Company due 2007, as amended or supplemented from time to time, initially issued on September 27, 2002.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Share Delivery Date" has the meaning set forth in Section 3(a)(1) hereof.

         "Subsidiary" means, in respect of any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by
(i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person.

         "Trading Day" means, with respect to any security, a day during which trading in the security generally occurs on the Nasdaq National Market or, if the security is not quoted on the Nasdaq National Market, on the principal other national or regional securities exchange on which the security then is listed or, if the security is not listed on a national or regional securities exchange, on the National Association of Securities Dealers Automated Quotation System, or on the principal other market on which the security is then traded; provided, however, that "Trading Day" shall not include any day during which trading in the security is suspended for more than three hours between 9:30 a.m. (New York time) and 4:00 p.m. (New York time).

         "Warrant" means the warrant to purchase Common Stock issued to the initial holder of the Security upon the closing of the sale of the Security.

         "Voting Stock" of a Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

         11. MISCELLANEOUS.

               (a) The Company will give prompt written notice to the Holder of this Security of any change in the location of the Designated Office. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Security must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided that such notice is also delivered by regular mail; (iii) 1 Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Company:

                  Sipex Corporation
                  22 Linnell Circle
                  Billerica, MA  01821
                  Telephone:  (978) 667-8700
                  Facsimile: (978) 670-9001
                  Attention: Frank R. DiPietro, CFO

         with a copy to:

                  Wilson Sonsini Goodrich & Rosati, P.C.
                  650 Page Mill Road
                  Palo Alto, California  94304
                  Telephone: (650) 493-9300
                  Facsimile: (650) 493-6811
                  Attention: Robert G. Day

         If to the Holder:

                  To its address and facsimile number set forth on the signature page to the Purchase Agreement executed by it, with copies to the Holder's representatives as set forth thereon,

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party 5 days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (C) provided by a courier or overnight courier service shall be rebuttal evidence of personal service, receipt by facsimile, or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

               (b) (1) The transfer of this Security is registrable on the Note Register upon surrender of this Security for registration of transfer at the Designated Office, duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. Such Securities are issuable only in registered form without coupons in denominations of $1,125,000 (or such lesser remaining amount after all possible issuances in denominations of $1,125,000). No service charge shall be made for any such registration of transfer, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith in the event that the Holder requests that this Security or the Common Stock issuable hereunder be issued in the name of someone other than the Holder. Prior to due presentation of this Security for registration of transfer, the Company and any agent of the Company may treat the Person in whose name this Security is registered as the owner thereof for all purposes, whether or not this Security be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

                       (2) This Security and the Common Stock issuable upon conversion of this Security have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction. Neither this Security nor the Common Stock issuable upon conversion of this Security nor any interest or participation herein may be reoffered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of (a "Transfer") in the absence of such registration or unless such transaction is exempt from, or not subject to, registration. The Holder by its acceptance of this Security or the Common Stock issuable upon conversion of this Security agrees that it shall not offer, sell, assign, transfer, pledge, encumber or otherwise dispose of this Security, other than for conversions pursuant to the terms hereof, or any portion thereof or interest therein other than in a minimum denomination of $1,125,000 principal amount (or such lesser remaining amount after all possible issuances in denominations of $1,125,000) and then (other than with respect to a Transfer pursuant to a registration statement that is effective at the time of such Transfer) only to (a) the Company or (b) an Affiliate of the Holder and in the case of (b) above in which the transferor furnishes the Company with such certifications, legal opinions or other information as the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

                       (3) Upon presentation of this Security for registration of transfer at the Designated Office accompanied by (i) certification by the transferor that such transfer is in compliance with the terms hereof and (ii) by a written instrument of transfer in a form approved by the Company executed by the Holder, in person or by the Holder's attorney thereunto duly authorized in writing, and including the name, address and telephone and fax numbers of the transferee and name of the contact person of the transferee, such Security shall be transferred on the Note Register, and a new Security of like tenor and bearing the same legends shall be issued in the name of the transferee and sent to the transferee at the address and c/o the contact person so indicated. Transfers and exchanges of this Security shall be subject to such additional restrictions as are set forth in the legends on this Security and to such additional reasonable regulations as may be prescribed by the Company as specified in Section 11(b)(2) hereof. Successive registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Note register.

                       (4) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Security, and in the case of loss, theft or destruction, receipt of indemnity reasonably satisfactory to the Company and upon surrender and cancellation of this Security, if mutilated, the Company will deliver a new Security of like tenor and dated as of such cancellation, in lieu of such Security.

                       (5) The Holder represents that it is an "accredited investor" within the meaning of Rule 501(a) of the Securities Act. The Holder has been advised that this Security has not been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless it is registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. The Holder is aware that the Company is under no obligation to effect any such registration or to file for or comply with any exemption from registration. The Holder has not been formed solely for the purpose of making this investment and is acquiring the Security for its own account for investment, and not with a view to, or for resale in connection with, the distribution thereof.

                       (6) Such Holder understands that:

                            (A) until the end of the holding period under Rule
144(k) of the Securities Act (or any successor provision), this Security (and all securities issued in exchange therefor or in substitution thereof, other than the shares of Common Stock issuable upon conversion of this Security, which shall bear the legend set forth in Section 11(b)(6)(B) of this Security, if applicable) shall bear a legend in substantially the following form:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.

The legend set forth above shall be removed and the Company shall issue a new Security of like tenor and aggregate principal amount, and which shall not bear the restrictive legend required by this Section 11(b)(6)(A), (i) if, in connection with a sale transaction, the Holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment, pledge or transfer of this Security may be made without registration under the Securities Act, or (ii) upon expiration of the applicable two-year holding period under Rule 144(k) of the Securities Act (or any successor rule). The Company shall not require such opinion of counsel for the sale of this Security in accordance with Rule 144 of the Securities Act in the event that the Holder provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144;

                            (B) until the end of the holding period under Rule
144(k) of the Securities Act (or any successor provision), any stock certificate representing such shares of Common Stock shall bear a legend in substantially the following form unless, in the case of shares of Common Stock issued upon conversion of this Security, the Security submitted for conversion is not required to bear the legend specified in Section 11(b)(6)(A):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION THEREFROM.

The legend set forth above shall be removed and the Company shall issue a stock certificate evidencing such shares of Common Stock, as the case may be, without such legend to the holder of the stock certificate evidencing such shares of Common Stock and upon which such legend is stamped, (i) if such shares of Common Stock have been resold or transferred pursuant to the registration statement contemplated by the Purchase Agreement and the registration statement was effective at the time of such transfer, (ii) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment, pledge or transfer of the shares of Common Stock may be made without registration under the Securities Act, or (iii) upon expiration of the applicable two-year holding period under Rule 144(k) of the Securities Act (or any successor rule). The Company shall not require such opinion of counsel for the sale of such shares of Common Stock in accordance with Rule 144 of the Securities Act, provided that the Seller provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144; and

                            (C) in the event Rule 144(k) as promulgated under
the Securities Act (or any successor rule) is amended to change the two-year holding period under Rule 144(k) (or the corresponding holding period under any successor rule), (i) each reference in Sections 11(b)(6) of this Agreement to "two-year holding period" shall be deemed for all purposes of this Agreement to be references to such changed period, and (ii) all corresponding references in this Security shall be deemed for all purposes to be references to the changed period, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws.

                       (7) Neither this Security nor any term hereof may be amended or waived orally or in writing, except that any term of this Security may be amended and the observance of any term of this Security may be waived (either generally or in a particular instance and either retroactively or prospectively), upon the approval of the Company and the Holder; provided, however, that the Company may, without the consent of the Holder, amend the Security for the purpose of (i) surrendering any right or power conferred upon the Company, (ii) providing for conversion rights of Holder if any reclassification or change of the Common Stock or any consolidation, merger or sale of all or substantially all of the Company's assets occurs, (iii) providing for the assumption of the Company's obligations to the Holder in the case of a merger, consolidation, conveyance, transfer or lease, or (iv) reducing the Conversion Price, provided that the reduction will not adversely affect the interests of the Holder.

               (c) In any case in which the date of maturity of, the date of payment of any interest or premium on, of this Security will not be a Business Day, then payment of such interest or premium on or principal of this Security need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date of maturity or date of payment, as the case may be, and no interest shall accrue for the period from and after such date.

               (d) In the case of a dispute as to the determination of the Closing Price, the Conversion Price, the fair market value of assets (other than cash or securities), or the arithmetic calculation of any shares of Common Stock to be issued hereunder, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within one Business Day from the manifestation of such dispute to the holders of the Securities. If the Company and the holders of a majority of the aggregate principal amount of Securities then outstanding are unable to agree upon such determination or calculation of the Closing Price, the Conversion Price or the fair market value of assets (other than cash or securities), or the arithmetic calculation of any shares of Common Stock to be issued hereunder, as the case may be, within one Business Day of such disputed determination or arithmetic calculation being submitted to the holders, then the Company shall, within 10 Business Days, submit via facsimile
(a) the disputed determination of Closing Price, the Conversion Price or the fair market value of assets (other than cash or securities) to an independent, reputable investment bank selected by the Company and approved by the holders of a majority of the aggregate principal amount of Securities then outstanding or
(b) the disputed arithmetic calculation of any shares of Common Stock to be issued hereunder to the Company's independent, outside accountant. The Company shall make reasonable efforts to cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holders of the results no later than 15 Business Days from the date it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. The fees and expenses of the accountant or investment bank, as the case may be, shall be paid by the party whose calculation or determination is, on a percentage basis, the least closest to that determined by the accountant or investment bank; provided, however, that if each of the amounts originally determined or calculated by the Company and the holders are at least equal to 80% of the amount calculated or determined by the accountant or investment bank but not more than 120% of the amount calculated or determined by the accountant or investment bank, then the Company and the holders will each pay one half of the fees and expenses of such accountant of investment bank.

         (e) If (a) this Security is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Security or to enforce the provisions of this Security or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors' rights and involving a claim under this Security, then the Company shall pay the reasonable costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including but not limited to reasonable attorneys fees and disbursements.

               (f) THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

                  [Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this Security to be duly executed.

         Dated:  September 27, 2002


                                        SIPEX CORPORATION


                                        By:    /s/ Frank R. DiPietro
                                            ----------------------------------
                                        Name:    Frank R. DiPietro

                                        Title:   Chief Financial Officer,
                                                 Treasurer and Clerk

                                        S&F FINANCIAL HOLDINGS INC.


                                        By:    /s/ Christine Coghlan
                                            -----------------------------------

                                        Name:   Christine Coghlan
                                              ---------------------------------

                                        Title:       President
                                               --------------------------------

                                    EXHIBIT A

                                CONVERSION NOTICE

         The undersigned holder of this Security hereby irrevocably exercises the option to convert this Security, or any portion of the principal amount hereof (which is an integral multiple of $1,125,000) below designated, into Common Stock in accordance with the terms of this Security, and directs that such shares, together with a check in payment for any fractional share and any Security representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares of Common Stock are to be registered in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

                                     Dated: __________________________________


                                     S&F Financial Holdings Inc.


                                     By: ______________________________________
                                     Name:
                                     Title:

If shares are to be registered in the name of a Person other than the holder, please print such Person's name and address:


______________________________________________
Name

______________________________________________
Address

______________________________________________
Social Security or other Taxpayer Identification Number, if any

If only a portion of the Security is to be converted, please indicate:

1.       Principal amount to be converted: $___________

2. Principal amount and denomination of Security representing unconverted principal amount to be issued:


Amount: $________


Denominations: $________ (any integral multiple of $1,125,000)

                                    EXHIBIT B

                    NOTICE OF ELECTION TO REQUIRE REDEMPTION

         Pursuant to Section 4(a)(2) of the this 5.75% Convertible Secured Note Due 2007 dated September 27, 2002 of Sipex Corporation (the "Security"), the undersigned holder of this Security hereby irrevocably exercises the option to require redemption and repayment of the principal amount of this Security, or any portion of the principal amount hereof (which is an integral multiple of $1,125,000) together with all accrued and unpaid interest thereon, on the day on which the Change of Control (as defined in this Security) is consummated and directs that such check for such payment and any Security representing any unconverted principal amount hereof be delivered to the undersigned unless a different name has been indicated below.

                                     Dated: __________________________________


                                     S&F Financial Holdings Inc.


                                     By: _____________________________________
                                     Name:
                                     Title:

If a check is to be delivered in the name of a Person other than the holder, please print such Person's name and address:


______________________________________________
Name


______________________________________________
Address


______________________________________________
Social Security or other Taxpayer Identification Number, if any


If only a portion of the Security is to be redeemed and repaid, please indicate:

3.       Principal amount to be redeemed and repaid: $___________

4. Principal amount and denomination of Security representing unconverted principal amount to be issued:

Amount: $________

Denominations: $________ (any integral multiple of $1,125,000)

                                    EXHIBIT C

                           MANDATORY CONVERSION NOTICE

S&F Financial Holdings Inc.
237 Hymus Blvd.
Pointe-Claire, Quebec
H9R 5C7
Tel.: (514) 694-7710
Fax: (514) 695-3707

 Ladies and Gentlemen:

         Reference is made to the Securities Purchase Agreement (the "Agreement") dated as of September 27, 2002 by and between Sipex Corporation ("Sipex") and S&F Financial Holdings Inc. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

         Sipex hereby elects to convert the principal amount of $3,000,000 thereupon with respect to the 5.75% Convertible Secured Note Due 2007 dated September 27, 2002 (the "Note") for the principal amount of $12,000,000 as set forth in Section 5 in the Note dated September 27, 2002.

         The Mandatory Conversion Date shall be _______________.


                                        SIPEX CORPORATION

                                        By:__________________________________
                                        Name:
                                        Title: